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                                                                    EXHIBIT 10.9

[LETTERHEAD OF PLATINUM]                                           July 16, 2003

Michael D. Price
151 West 17th Street, Apt. 7H
New York, NY 10011

Dear Michael:

         Reference is hereby made to the letter dated May 2, 2002 between you and St. Paul Re, Inc. (the "Letter Agreement"), which was assigned to and assumed by Platinum Underwriters Reinsurance, Inc. (the "Company") on November 1, 2002. This letter (the "Letter Amendment") amends the Letter Agreement to replace Section 3 in its entirety with the following:

3.       BASE SALARY.

         DURING THE TERM, THE COMPANY WILL PAY YOU A MINIMUM BASE SALARY AT THE ANNUAL RATE OF $500,000 (THE "BASE SALARY"), PAYABLE IN ACCORDANCE WITH THE COMPANY'S PAYROLL PRACTICES AS IN EFFECT FROM TIME TO TIME.

         This Letter Amendment is intended to be a binding obligation upon the Company and you. If this Letter Amendment correctly reflects your understanding, please sign and return one copy to me for the Company's records.

                                      Platinum Underwriters Reinsurance, Inc.

                                      By: /s/ James M. Conway
                                          -----------------------------------
                                          Name: James M. Conway
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

The above Letter Amendment correctly reflects our understanding, and I hereby confirm my agreement to the same.

/s/ Michael D. Price
-------------------------------------
Michael D. Price